UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): May 10, 2011

NORANDA ALUMINUM HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 10, 2011, Noranda Aluminum Holding Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the election of all four returning members of the Board of Directors to serve until the 2014 Annual Meeting and ratified the appointment of Ernst and Young LLP as independent registered public accounting firm for the year ending December 31, 2011. The stockholders also endorsed the advisory vote on named executive officer compensation and approved the Board of Directors’ recommendation that future advisory votes on named executive officer compensation occur every three years. The proposals presented at the 2011 Annual Meeting of Stockholders are described in detail in the Company’s Notice of 2011 Annual Meeting and Proxy Statement as filed with the Securities and Exchange Commission on April 5, 2011.

As of the record date, there were 66,826,561 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 63,770,340 shares of common stock or 95.4% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows (vote totals may not agree due to rounding of fractional shares):

1.	The following individuals were nominated in 2011 to serve until the Annual Meeting of Stockholders in 2014. All nominees were elected. The results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William H. Brooks	51,022,422	10,392,852	2,355,066
M. Ali Rashid	47,412,094	14,003,180	2,355,066
Matthew R. Michelini	51,017,396	10,397,878	2,355,066
Thomas R. Miklich	60,417,843	997,431	2,355,066

2.	The appointment of Ernst and Young LLP as independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2011 was ratified. The results were as follows:

	000,000,000,	000,000,000,	000,000,000,
Votes For	63,729,153
Votes Against	37,852
Abstain	3,335

3.	The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The results were as follows:

	000,000,000,	000,000,000,	000,000,000,
Votes For	61,106,901
Votes Against	303,971
Abstain	4,402
Broker Non-Votes	2,355,066

4.	The Company’s stockholders recommended, on an advisory basis, the holding of future advisory votes on named executive officer compensation every three years. The results were as follows:

	000,000,000,	000,000,000,	000,000,000,
Three Year Frequency	47,943,667
Two Year Frequency	147,725
One Year Frequency	13,287,812
Abstain	36,070
Broker Non-Votes	2,355,066

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date: May 11, 2011	By:	/s/ Gail E. Lehman
Gail E. Lehman
Vice President of Human Resources, General Counsel and Corporate Secretary